Exhibit 99.2

COMPASSIONATE CARE HOSPICE GROUP, INC.

AND SUBSIDIARIES AND AFFILIATES

Unaudited Condensed Consolidated and Combined Financial Statements

Nine Months Ended September 30, 2018 and 2017

COMPASSIONATE CARE HOSPICE GROUP, INC.

AND SUBSIDIARIES AND AFFILIATES

Contents

Balance Sheets as of September 30, 2018 (unaudited) and December 31, 2017	1

Unaudited Statements of Income for the Nine-Month Periods Ended September 30, 2018 and 2017	2

Unaudited Statements of Cash Flows for the Nine-Month Periods Ended September 30, 2018 and 2017	3

Notes to the Unaudited Financial Statements	4-8

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

CONDENSED CONSOLIDATED AND COMBINED BALANCE SHEETS

	September 30, 2018 (unaudited)	December 31, 2017
Assets
Current
Cash and cash equivalents	$13,675,133	$24,015,044
Patient accounts receivable, less estimated allowance for uncollectible accounts of $39,572,661 and $33,990,617, respectively	35,650,439	38,016,265
Prepaid expenses and other current assets	999,563	2,108,286

Total Current Assets	50,325,135	64,139,595
Property and Equipment, Net	224,365	219,959
Goodwill	350,000	—

Total Assets	$50,899,500	$64,359,554

Liabilities and Stockholders’ Equity
Liabilities
Accounts payable and accrued expenses	$11,953,769	$11,740,711
Accrued salaries, benefits and other payroll liabilities	4,390,572	4,500,455
Self-insured liability	768,000	768,000
Deferred tax liability	171,304	404,252
Income tax payable	182,537	743,935
Due to third-party payors	9,396,958	11,940,323

Total Liabilities	26,863,140	30,097,676

Commitments and Contingencies (Note 6)
Stockholders’ Equity
Common Stock:
Class A, no par value; 100 shares authorized; 100 shares issued and outstanding	100	100
Class B, no par value; 900 shares authorized; 900 shares issued and outstanding	900	900
Retained earnings	25,855,646	37,352,669
Noncontrolling Interest in Affiliates	(1,820,286)	(3,091,791)

Total Stockholders’ Equity and Noncontrolling Interest	24,036,360	34,261,878

Total Liabilities, Stockholders’ Equity and Noncontrolling Interest	$50,899,500	$64,359,554

The accompanying notes are an integral part of these condensed consolidated and combined financial statements.

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF INCOME

(Unaudited)

	For the Nine-Month Periods Ended September 30,
	2018	2017
Net patient service revenue	$157,374,796	$152,097,568
Expenses:
General and administrative	16,881,649	20,200,545
Salaries and wages	92,590,540	84,960,496
Supplies and other expenses	23,293,168	23,375,806
Rent expense	2,593,130	2,501,361

Total Expenses	135,358,487	131,038,208

Total Operating Income	22,016,309	21,059,360
Non-Operating Expenses
Depreciation and amortization	(55,350)	(36,475)
Interest expense	(42,388)	(72,725)

Total Non-Operating Expense	(97,738)	(109,200)

Income Before Taxes	21,918,571	20,950,160
Income tax expense	(678,414)	(629,355)

Net Income	21,240,157	20,320,805
Net Income Attributable to Noncontrolling Interests	1,271,505	1,763,898

Net Income Attributable to Compassionate Care Hospice Group, Inc.	$19,968,652	$18,556,907

The accompanying notes are an integral part of these condensed consolidated and combined financial statements.

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine-Month Periods Ended September 30,
	2018	2017
Cash Flows from Operating Activities:
Net income	$21,240,157	$20,320,805
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for uncollectibles	5,582,044	9,132,278
Depreciation and amortization	55,350	36,475
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Patient accounts receivable	(3,216,218)	(17,032,966)
Prepaid expenses and other current assets	1,108,723	(4,638)
Increase (decrease) in liabilities:
Accounts payable and accrued expenses	213,058	(1,176,106)
Self-insured liability	—	64,000
Accrued salaries, benefits and other payroll liabilities	(109,883)	(99,205)
Deferred tax liability	(232,948)	179,301
Income tax payable	(561,398)	450,054
Due to third-party payors	(2,543,365)	(898,755)

Net cash provided by operating activities	21,535,520	10,971,243

Cash flows from Investing Activities:
Purchase of property and equipment	(59,756)	(131,623)
Purchase of business	(350,000)	—

Net cash used in investing activities	(409,756)	(131,623)

Cash flows from Financing Activities:
Capital distributions	(31,465,675)	(1,175,403)

Net cash used in financing activities	(31,465,675)	(1,175,403)

Net increase (decrease) in cash and cash equivalents	(10,339,911)	9,664,217
Cash and cash equivalents, beginning of period	24,015,044	6,481,124

Cash and cash equivalents, end of period	$13,675,133	$16,145,341

The accompanying notes are an integral part of these condensed consolidated and combined financial statements.

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

NOTES TO THE CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

(Unaudited)

1. Description of the Organization

Compassionate Care Hospice Group, Inc. (CCH Group) was incorporated in the State of Florida on September 21, 2015. The purpose of CCH Group is to be a holding company for its subsidiaries. CCH Group, along with its wholly owned subsidiaries and affiliates (collectively referred to as the Company), offer hospice and palliative care throughout the country. The Company is committed to providing the highest quality care to patients and their families.

CCH Group’s capital structure includes two classes of Common Stock: Class A Voting Common Stock and Class B Non-Voting Common Stock.

2. Principles of Consolidation and Combination

These unaudited condensed consolidated and combined financial statements include the accounts of CCH Group, its consolidated wholly-owned subsidiaries and affiliates combined under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 810-10-55-1B, “Combined Financial Statements.” All significant intercompany accounts and transactions have been eliminated in the accompanying unaudited condensed consolidated and combined financial statements.

The wholly-owned subsidiaries of CCH Group consolidated within these financial statements are as follows:

•	Compassionate Care Hospice of Delaware, LLC

•	Compassionate Care Hospice of the Delmar Peninsula, LLC

•	Compassionate Care Hospice of Central Georgia, LLC

•	Compassionate Care Hospice of Northern Georgia, LLC

•	Compassionate Care Hospice of Savannah, LLC

•	Compassionate Care Hospice of Illinois, LLC

•	Compassionate Care Hospice of Kansas City, LLC

•	Compassionate Care Hospice of Central Louisiana, LLC

•	Compassionate Care Hospice of Massachusetts, LLC

•	Compassionate Care Hospice of Michigan, LLC

•	Compassionate Care Hospice of Minnesota, LLC

•	Compassionate Care Hospice of Southern Mississippi, LLC

•	Pathways to Compassion, LLC

•	Compassionate Care Hospice of New Hampshire, LLC

•	Compassionate Care Hospice of Clifton, LLC

•	Compassionate Care Hospice of Marlton, LLC

•	Compassionate Care Hospice of Northern NJ, LLC

•	Compassionate Care Hospice of Ohio, LLC

•	Compassionate Care Hospice, Inc.

•	Compassionate Care Hospice of Gwynedd, Inc.

•	Compassionate Care Hospice of Northwestern Pennsylvania, LLC

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

NOTES TO THE CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

(Unaudited)

•	Compassionate Care Hospice of South Carolina, LLC

•	Compassionate Care Hospice of The Midwest, LLC

•	Compassionate Care Hospice of Bryan Texas, LLC

•	Compassionate Care Hospice of Central Texas, LLC

•	Compassionate Care Hospice of Houston, LLC

•	Compassionate Care Hospice of North Texas, LLC

•	Compassionate Care Hospice of Southeastern Texas, LLC

•	Compassionate Care Hospice of The Chesapeake Bay, LLC

•	Compassionate Care Hospice of Wisconsin, LLC

The affiliates of CCH Group combined within these financial statements are as follows:

•	Pathways to Compassion of California, LLC

•	Compassionate Care Hospice of New York, LLC

•	Compassionate Care Hospice of Central Florida, Inc.

•	Compassionate Care Hospice of Miami Dade and the Florida Keys, Inc.

•	Compassionate Care Hospice of Lake and Sumter, Inc.

3. Summary of Significant Accounting Policies

Basis of Presentation

In our opinion, the accompanying unaudited condensed consolidated and combined financial statements contain all adjustments (consisting solely of normal recurring adjustments) necessary to present fairly the Company’s financial position, results of operations, and cash flows in accordance with U.S. generally accepted accounting principles (U.S. GAAP) for interim financial reporting. The Company’s results of operations for the interim periods presented are not necessarily indicative of results of operations for the entire year and have not been audited by our independent auditors.

This report should be read in conjunction with the audited financial statements and notes thereto for the periods ended December 31, 2017 and 2016.

Cash and Cash Equivalents

The Company considers all highly liquid financial instruments with original maturity dates of three months or less from the date purchased to be cash equivalents.

Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of cash and cash equivalents in excess of Federal Deposit Insurance Corporation (FDIC) insurance limits. At various times during the year, the Company may have cash deposits at financial institutions in excess of FDIC insurance limits. These financial institutions have strong credit ratings and management believes that credit risk related to these accounts is minimal.

Use of Estimates

The preparation of the unaudited condensed consolidated and combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the unaudited condensed consolidated and combined financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ significantly from those estimates used by management in the preparation of these unaudited condensed consolidated and combined financial statements.

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

NOTES TO THE CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

(Unaudited)

Patient Accounts Receivable, Net

Patient accounts receivable, net is recorded at the reimbursed or contracted amount due from Medicare, Medicaid, other third-party payors and patients and do not bear interest. The allowance for uncollectible accounts is management’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. Management determines the allowance based on historical write-off experience and reviews the adequacy of the allowance for uncollectible accounts periodically. Past due balances are reviewed individually for collectibility. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

Revenue Recognition

Net patient service revenue is recognized in the period services are performed and consists primarily of net patient service revenue that is reported at estimated net realizable amounts. Retroactive adjustments are considered in the recognition of revenue on an estimated basis in the period the related services are rendered, and such amounts are adjusted in future periods as adjustments become known or as years are no longer subject to such audits, reviews, and investigations.

Charity Care

The Company provides care to patients who meet certain criteria under its charity care policy without charge or at amounts less than its established rates. Because the Company does not pursue collection of amounts determined to qualify as charity care, they are not reported as revenue.

Noncontrolling Interest

In accordance with U.S. GAAP, the Company reports noncontrolling interest, sometimes referred to as minority interest, as part of stockholders’ equity in the condensed consolidated and combined balance sheet.

Concentration of Credit Risk

The Company operates in over 20 states nationwide. The Company grants credit without collateral to its patients, most of whom are local residents and are insured under various third-party payor agreements.

The mix of receivables from patients and third party payors is as follows:

	September 30, 2018	December 31, 2017
Medicare	48%	54%
Medicaid	39	34
Self and other third-party payors	13	12

	100%	100%

Accounting Pronouncements Issued but Not Yet Adopted

Revenue Recognition

In May 2014, the FASB issued Accounting Standards Update (ASU) 2014-09, “Revenue from Contracts with Customers (Topic 606),” which is a comprehensive new revenue recognition standard that will supersede existing revenue recognition guidance. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In August 2015, the FASB issued ASU 2015-14, “Revenue from Contracts with

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

NOTES TO THE CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

(Unaudited)

Customers (Topic 606): Deferral of the Effective Date,” which deferred the effective date for the Company until annual periods beginning after December 15, 2018. Earlier adoption is permitted subject to certain limitations. The amendments in this update are required to be applied retrospectively to each prior reporting period presented or with the cumulative effect being recognized at the date of initial application. Management is currently evaluating the impact of this ASU on its consolidated and combined financial statements.

Accounting for Leases

In February 2016, the FASB issued ASU 2016-02, “Accounting for Leases,” which applies a right-of-use (ROU) model that requires a lessee to record, for all leases with a lease term of more than 12 months, an asset representing its right to use the underlying asset and a liability to make lease payments. For leases with a term of 12 months or less, a practical expedient is available whereby a lessee may elect, by class of underlying asset, not to recognize an ROU asset or lease liability. At inception, lessees must classify all leases as either finance or operating based on five criteria. Balance sheet recognition of finance and operating leases is similar, but the pattern of expense recognition in the income statement, as well as the effect on the consolidated and combined statement of cash flows, differs depending on the lease classification. In addition, lessees and lessors are required to provide certain qualitative and quantitative disclosures to enable users of financial statements to assess the amount, timing, and uncertainty of cash flows arising from leases. In July 2018, the FASB issued ASU 2018-11, “Leases (Topic 842): Targeted Improvements,” which provides for a prospective transition method for the recognition and disclosure requirements under the new guidance. The ASU is effective for fiscal years beginning after December 15, 2019. Management is currently evaluating the impact of this ASU on its consolidated and combined financial statements.

4. Net Patient Service Revenue and Third-Party Reimbursement

Hospice Medicare Revenue

Revenue is recorded on an accrual basis based upon the date of service at amounts equal to the estimated reimbursement rates. The estimated reimbursement rates are daily or hourly rates for each of the four levels of care delivered by the Company: routine care, general inpatient care, continuous home care and respite care. Beginning January 1, 2016, the Center for Medicare and Medicaid Services (CMS) has provided for two separate payment rates for routine care: payments for the first 60 days of care and care beyond 60 days. In addition to the two routine rates, beginning January 1, 2016, Medicare is also reimbursing for a service intensity add-on (SIA). The SIA is based on visits made in the last seven days of life by a registered nurse or medical social worker for patients in a routine level of care.

The Company adjusts Medicare revenue for an inability to obtain appropriate billing documentation or acceptable authorizations and other reasons unrelated to credit risk. These amounts are estimated based on historical experience inclusive of the Company’s historical collection rate on Medicare claims, and are recorded during the period services are rendered as an estimated revenue adjustment and as a reduction to net patient accounts receivable.

Additionally, Medicare hospice is subject to an inpatient cap limit and an overall payment cap for each of their provider numbers. The Company monitors these caps and estimates amounts due back to Medicare if a cap has been exceeded. These amounts are reported as a reduction to revenue and an increase to amounts due to third-party payors. As of September 30, 2018 and December 31, 2017, the Company has recorded $2,528,029 and $2,706,275, respectively, related to the Medicare cap liability.

In addition to the Medicare cap liability, amounts related to government settlements are also recorded as a reduction to revenue and an increase to amounts due to third-party payors. As of September 30, 2018 and December 31, 2017, the Company has recorded $6,868,929 and $9,234,048, respectively, related to government settlements.

Hospice Non-Medicare Revenue

The Company records revenue on an accrual basis based upon the date of service at amounts equal to our established rates or estimated per day rates, as applicable. Contractual adjustments are recorded for the difference between the Company’s established rates and the amounts estimated to be realizable from patients, third parties and others for services provided and are deducted from the gross revenue to determine net patient service revenue and net patient accounts receivable.

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

NOTES TO THE CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

(Unaudited)

5. Acquisitions

In June 2018, the Company acquired the assets of Peaceful Days Hospice, Inc. which services the state of California for a total purchase price of $350,000. The purchase price was paid with cash on hand on the date of the transaction. During the three-month period ended June 30, 2018, the Company recorded goodwill of $350,000 in connection with the acquisition.

6. Commitments and Contingencies

Self-Insured

The Company self-insures a portion of certain insurable risks consisting of employee medical and prescription claims. The Company records its estimated ultimate liability for reported claims plus an estimate for claims incurred but not reported. Accruals for self-insurance claims are included in accounts payable and accrued expenses; the estimated claims incurred but not reported were $768,000 as of each September 30, 2018 and December 31, 2017, respectively.

Litigation

The Company is involved in various other claims and legal actions arising in the ordinary course of business. In the opinion of management and the Company’s legal counsel, the ultimate disposition of these matters will not have a material adverse effect on the Company’s financial position, results of operations or liquidity.

Corporate Integrity Agreement

In connection with a settlement agreement with the U.S. Department of Justice, on January 30, 2015, the Company entered into a corporate integrity agreement (CIA) with the Office of Inspector General—Health and Human Services (OIG). The CIA requires that the Company report substantial overpayments that the Company discovers it has received from federal health care programs, as well as probable violations of federal health care laws. Upon breach of the CIA, the Company could become liable for payment of certain stipulated penalties, or could be excluded from participation in federal health care programs. The CIA has a term of five years.

In accordance with the CIA, the Company has reported overpayments to the OIG; these amounts have been recorded within due to third-party payors within the condensed consolidated and combined balance sheets as of September 30, 2018 and December 31, 2017.